UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________

SCHEDULE 14A

__________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

SOUNDHOUND AI, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

May 30, 2023

To the Stockholders of SoundHound AI, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SoundHound AI, Inc. (the “Company”) to be held on a virtual basis on Thursday, June 29, 2023 at 10:00 a.m. Pacific Time, for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES and A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2023.

The Board has fixed the close of business on May 15, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT MAY 30, 2023.

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 29, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. (the “Company”) for use at the 2023 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Pacific Time on Thursday, June 29, 2023 on a virtual basis for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Armanino LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Stockholders of record of our Class A common stock and Class B common stock at the close of business on May 15, 2023 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: https://www.soundhound.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Class A common stock entitles the holder thereof to one vote and each share of Class B common stock entitles the holder thereof to ten votes. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being mailed to stockholders on or about May 30, 2023.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

i

PROXY STATEMENT

SOUNDHOUND AI, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually at 10:00 a.m. Pacific Time on Thursday, June 29, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Thursday, June 29, 2023 at 10:00 a.m. Pacific time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about May 30, 2023. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to SoundHound AI, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2022; and

•        a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and/or Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on May 15, 2023 (the “Record Date”) may vote at the Annual Meeting. There were 177,656,940 shares of Class A Common Stock outstanding on the Record Date, each having one vote per share, and there were 39,735,408 shares of Class B Common Stock outstanding on the Record Date, each having ten votes per share. All shares of Common Stock vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 19 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Keyvan Mohajer, our Chief Executive Officer and a Director, Nitesh Sharan, our Chief Financial Officer, and Warren Heit, our general counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Mohajer and Messrs. Sharan and Heit to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Armanino LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)    By Mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Warren Heit, our General Counsel, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposal 2 you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have no direct effect on the outcome of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Mr. Heit at the offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of SoundHound AI, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on June 29, 2023, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about May 30, 2023. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on a virtual basis on Thursday, June 29, 2023 at 10:00 a.m. Pacific Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2024 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Record Date and Voting Power

Our Board fixed the close of business on May 15, 2023, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 177,656,940 shares of Class A Common Stock outstanding and 39,735,408 shares of Class B Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Accordingly, a total of 575,011,020 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

4.      By mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, each as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Dr. Mohajer at offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 5400 Betsy Ross Drive, Santa Clara, CA, 95054. The Company’s telephone number at such address is (408) 441-3200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee, AND “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement, the terms, “we,” “us,” “our” “the Company” “SoundHound,” or “SoundHound AI” refer to, a Delaware corporation. Further, in this document:

•        “Amended Charter” means the Second Amended & Restated Certificate of Incorporation of the Company, which took effect upon the filing thereof in the State of Delaware. Among other things, pursuant to the Amended Charter, ATSP changed its name to SoundHound AI, Inc.

•        “ATSP” means Archimedes Tech SPAC Partners Co.

•        “Board” means the board of directors of the Company.

•        “Business Combination” means the merger consummated pursuant to the Merger Agreement.

•        “Bylaws” means the Amended & Restated Bylaws of the Company, which took effect upon the effectiveness of the Amended Charter.

•        “Class A Common Stock” or “Class A Shares” mean the Class A common stock, $0.0001 par value per share, of the Company.

•        “Class B Common Stock” or “Class B Shares” mean the Class B common stock, $0.0001 par value per share, of the Company, issued at the closing to the SoundHound Founders, having the rights and terms set forth in the Amended Charter, which are generally the same as the rights and terms as shares of Class A Common Stock, except that each share of Class B Common Stock is entitled to ten votes per share and except that shares of Class B Common Stock may be converted into, or under some circumstances shall be mandatorily converted into, shares of Class A Common Stock.

•        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

•        “GAAP” means accounting principles generally accepted in the United States of America.

•        “IPO” refers to the initial public offering of 13,300,000 Units of the Company consummated in March 2021, inclusive of the partial exercise of the over-allotment option.

•        “Legacy SoundHound” means SoundHound, Inc., prior to the consummation of the Business Combination.

•        “Merger Agreement” means that certain Merger Agreement, dated as of November 15, 2021, by and among ATSP, ATSPC Merger Sub and SoundHound, Inc., as it may be amended or supplemented.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2024 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, and Dr. Eric Ball. Accordingly, at the Annual Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Keyvan Mohajer.    Dr. Keyvan Mohajer has been our Chief Executive Officer and a member of the Board since the consummation of the Business Combination in April 2022. Dr. Mohajer has served as SoundHound’s Chief Executive Officer and a member of the SoundHound board of directors (the “SoundHound Board”) since 2005, when he co-founded SoundHound. Dr. Mohajer is a technical founder and visionary entrepreneur with over 20 years of experience scaling multiple companies. Dr. Mohajer is a key contributor to SoundHound’s core technologies, with over 90 patents granted or pending. In 2017, Dr. Mohajer was named a “Top 40 Under 40” business leader by Silicon Valley Business Journal. Dr. Mohajer received his Bachelor of Science degree in Electrical Engineering from the University of Toronto in 2000, his Master of Science from Stanford University in 2002 and his Ph.D. in Electrical Engineering from Stanford University in 2007.

James Hom.    James Hom has been a member of the Board and Chief Product Officer since the consummation of the Business Combination in April 2022. Mr. Hom, one of SoundHound’s co-founders, has served as Vice President of Products and a member of the SoundHound Board since 2006. As Vice President of Products, Mr. Hom leads product development and advancement of SoundHound’s Voice AI platform and multiple business-to-consumer products. Mr. Hom earned his Bachelor of Science Degree in Computer Science from Stanford University in 2005.

Larry Marcus.    Larry Marcus has been a member of the Board since the consummation of the Business Combination in April 2022. Prior to that, Mr. Marcus served as a member of the Legacy SoundHound Board since 2009. He is a Co-founder and Managing Director of Marcy Venture Partners, a San Francisco-based venture capital firm investing in consumer, culture and positive impact businesses since February 2018. Since June 2000, Mr. Marcus has also been a Managing Director at Walden Venture Capital. Previously, Mr. Marcus was a digital media sell-side equity research analyst at Deutsche Bank Alex Brown from 1995 to 2000. Mr. Marcus currently serves, and in the past has served, on the boards of directors of a number of private companies, some of which have gone on to become public companies. Mr. Marcus received his Bachelor of Arts in Political Economy of Industrial Societies in 1987 and his Master of Business Administration in 1993, both from the University of California, Berkeley. We believe that Mr. Marcus is well qualified to serve as a member of the Board because, as a member of the Legacy SoundHound Board, he has extensive knowledge of the Company’s business, and also because of this significant venture capital and finance experience.

Diana Sroka.    Diana Sroka has been a member of the Board since the consummation of the Business Combination in April 2022. In 2001, Ms. Sroka joined HP Inc. (“HP”) (f/k/a Hewlett-Packard Company) (NYSE:HPQ), a global technology company based in Palo Alto, California, and has held various leadership roles in finance and business functions within HP. Starting May 2023, Ms. Sroka is serving as the global product leader for HP’s new Consumer Services Business, expanding her prior role leading consumer print services. Prior to these assignments, from March 2017 to November 2020, Ms. Sroka served as HP’s Chief Executive Officer’s Chief of Staff, where she was responsible for regular review and approval of internal Sarbanes-Oxley Act controls related to matters managed by the Executive Leadership Team. Prior to serving as Chief of Staff, Ms. Sroka served as an Investor Relations Officer on HP’s Investor Relations team commencing in June 2014. From November 2015 through March 2017, she served as HP’s Head of Investor Relations. Prior to her employment at HP, Ms. Sroka was a Business Planning Analyst for Visteon Corporation and a Product Engineer with Ford Motor Company. Ms. Sroka earned her Bachelor of Science Degree in Mechanical Engineering from Pennsylvania State University in 1995 and her Master of Business Administration Degree from the University of Michigan in 2000. We believe that Ms. Sroka is well qualified to serve as a member of the Board because she has extensive background in accounting, financial management and internal accounting controls.

Dr. Eric R. Ball.    Dr. Eric R. Ball has been a member of our Board since ATSP’s IPO in 2021 and remained on the Board following the Business Combination. Since 2016, Dr. Ball has been the General Partner of Impact Venture Capital, a Silicon Valley based venture firm investing in early-stage applied-AI start-up companies. From 2015 until 2016, Dr. Ball served as the Chief Financial Officer for C3 AI, an enterprise AI software provider. From 2005 to 2015, Dr. Ball served as Senior Vice President and Treasurer for Oracle. Prior to 2005, Dr. Ball served in a variety of finance roles at Flextronics International, Cisco Systems, Avery Dennison, and AT&T. Dr. Ball has served as the Chairman of the Board of CapConnect+, a start-up company that is focused on linking corporate bond issuers to their institutional buyers, since 2020. Dr. Ball also served as an advisor to Kyriba, a private treasury management software provider from 2017 until November 2022. Dr. Ball also served as a board member and Audit Chairman of Glu Mobile Inc, a developer and publisher of mobile games from 2013 until April 2021. Dr. Ball received his Ph.D. in management at the Drucker-Ito School of Claremont Graduate University. Dr. Ball received his MBA in finance and MA in economics at the University of Rochester. Dr. Ball graduated with honors from the University of Michigan with a Bachelor of Arts degree in Economics. Dr. Ball is also the co-author of the book “Unlocking the Ivory Tower”. We believe that Dr. Ball is well-qualified to serve as a director of the company given his extensive finance, mergers, and acquisition, investing and public company experience in the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Dr. Keyvan Mohajer	45	Director, Chief Executive Officer
James Hom	39	Director, Chief Product Office
Larry Marcus	57	Director
Diana Sroka	49	Director
Dr. Eric Ball	59	Director
Dr. Majid Emami	46	Chief Science Office and Senior Vice President of Engineering
Timothy Stonehocker	42	Chief Technology Officer
Nitesh Sharan	48	Chief Financial Officer
Michael Zagorsek	48	Chief Operating Officer

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. Kamyar Mohajer, the brother of the Company’s CEO, Keyvan Mohajer, is an employee of SoundHound and serves asSenior Executive Ad visor (confirm this title).

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our Class A Common Stock trades on the Nasdaq Capital Market and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Marcus, Ms. Sroka and Dr. Ball currently meet the definition of “independent” as defined by the SEC. The Board of Directors has separately designated audit, compensation and nominating and governance committees.

Committees of the Board

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below. Committee charters are available on our investor relations website at investors.soundhound.com/corporate-governance/documents-charters.

Audit Committee

Our Board of Directors has established an Audit Committee, composed of Dr. Ball, Mr. Marcus and Ms. Sroka, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Dr. Ball is the chair of the Audit Committee. Our Board of Directors has determined that Dr. Ball qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual report on Form 10-K and quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Compensation Committee

Our Board of Directors has established a Compensation Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our executive officers and also administers or delegates the power to administer the Company’s incentive compensation and equity-based compensation plans. In addition, if required by applicable rules and regulations, our Compensation Committee will also issue a “Compensation Committee Report” to be included in the Company’s annual report on Form 10-K or proxy statement, as applicable.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board of Directors and to serve on the standing committees of the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The nominating and corporate governance committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and corporate governance committee does not distinguish between nominees recommended by stockholders and other persons.

Attendance

There were two (2) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2022. Each of our directors attended all of the meetings of the Board held during fiscal year 2022, while such director was a member of the Board.

There were three (3) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2022. Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2022, while such committee member served on the Audit Committee.

There were two (2) meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2022. Each of the committee members attended all of the meetings of the Compensation Committee held during fiscal year 2022, while such committee member served on the Compensation Committee.

There were no meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2022.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our compensation committee or their affiliates.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, SoundHound AI, Inc., 5400 Betsy Ross Drive, Santa Clara, CA 95054. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all required Section 16(a) filings were made on a timely basis during fiscal year 2022, except that Keyvan Mohajer, Nitesh Sharan, Michael Zagorsek, Timothy Stonehocker, Zubin Irani, Majid Emami and Eric Ball each filed one late Form 4 reporting one transaction and James Hom filed two late Form 4s each reporting one transaction.

Board Diversity Matrix

Board Diversity Matrix (as of May 15, 2023)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (5 total)	4	1
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black
Alaskan Native or American Indian
Asian	1
Hispanic, Latino or Latina
Native Hawaiian or Pacific Islander
White*	3	1
Two or More Races or Ethnicities
LGBTQ+
Undisclosed

____________

*        One director identifies as Middle Eastern

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2022 and 2021, with respect to compensation awarded to, earned by or paid to our named executive officers. No other executive officer received total compensation in excess of $100,000 during fiscal year 2022.

SUMMARY COMPENSATION TABLE

Name and Position	Fiscal Year	Salary(1) ($)		Bonus ($)		Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)
Dr. Keyvan Mohajer,	2021	260,000		—		—	—	—	260,000
CEO	2022	381,042		—		10,054,500	—	—	10,435,542

Nitesh Sharan,	2021	83,333	(4)	75,000	(5)	—	952,070	—	1,110,403
CFO	2022	328,958		75,000		4,302,250	—	—	4,706,208

Zubin Irani,	2021	81,167		75,000		—	634,713	—	790,880
CRO(6)	2022	319,146		—		5,096,250	—	—	5,415,396

____________

(1)      Includes a 15% reduction in salary beginning in December 2022.

(2)      The amounts disclosed represent the aggregate grant date fair value of stock awards granted to our named executive officers during the fiscal year ended December 31, 2022 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock awards are set forth in the notes to our audited financial statements included elsewhere in our Annual Report on Form 10-K. This amount includes performance based stock awards which are not anticipated to vest as of the date of this Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(3)      The amounts disclosed represent the aggregate grant date fair value of stock options granted to our named executive officers during the fiscal year ended December 31, 2021 under our 2016 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in the notes to our audited financial statements included elsewhere in our Annual Report on Form 10-K. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(4)      Mr. Sharan assumed responsibilities as Legacy SoundHound’s Chief Financial Officer in October 2021. Pursuant to his offer letter, Mr. Sharan’s annual salary was $300,000.

(5)      Mr. Sharan received a $75,000 sign-on/retention payment.

(6)      Mr. Irani’s employment status was changed to an advisor on February 3, 2023.

Narrative Disclosure to Summary Compensation Table

Agreements with the Company’s Named Executive Officers as of December 31, 2022

Our Chief Executive Officer was party to an employment Agreement with Legacy SoundHound and then SoundHound AI through June 2, 2022. Our Chief Financial Officer and Chief Revenue Officer were parties to letter agreements with Legacy SoundHound and then SoundHound AI through June 2, 2022, provided that the letter agreement with Mr. Zubin Irani, our Chief Revenue Officer was not effective until January 5, 2022.

New Employment Agreements with Named Executive Officers

On June 2, 2022, our Compensation Committee and full Board approved certain compensation adjustments for its named executive officers. The Company also entered into new employment letter agreements with Dr. Keyvan Mohajer, the Company’s Chief Executive Officer; Mr. Nitesh Sharan, the Company’s Chief Financial Officer; and Mr. Zubin Irani, the Company’s Chief Revenue Officer, which replaced and superseded all prior employment agreements with such named executive officers. In addition, the Board adopted and approved a Non-Employee Director Compensation Policy.

Employment Agreement with Keyvan Mohajer, Chief Executive Officer

Under Dr. Mohajer’s employment agreement (the “June 2022 CEO Employment Agreement”), Dr. Mohajer receives a base salary of $450,000, effective retroactively as of May 1, 2022. In addition, Dr. Mohajer is eligible to earn an annual incentive bonus, with a target equal to 100% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion based upon achievement of performance objectives to be determined by the Company.

The June 2022 CEO Employment Agreement provides for the grant to Dr. Mohajer of 720,000 restricted stock units (the “RSUs”) under the SoundHound AI, Inc. 2022 Incentive Award Plan (the “2022 Incentive Award Plan”), which grant became effective upon the filing of the Company’s Registration Statement on Form S-8 (the “Form S-8”) filed with the Securities and Exchange Commission (“SEC”) on July 20, 2022 to register shares under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 4-year vesting period, vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Dr. Mohajer was granted an additional 450,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Dr. Mohajer was also granted 480,000 RSUs that are subject to performance-based vesting (the “PSUs”) under the Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Dr. Mohajer is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CEO Employment Agreement provides for “at will employment,” and specifies certain compensation following termination of employment, including potential severance payments of three months of Dr. Mohajer’s then current base salary and payment for three months of any COBRA premiums if Dr. Mohajer’s employment is terminated by the Company without “Cause” (as defined in the Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Dr. Mohajer has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Nitesh Sharan, Chief Financial Officer

Under Mr. Sharan’s employment agreement (the “June 2022 CFO Employment Agreement”), Mr. Sharan receives a base salary of $350,000, effective retroactively as of May 1, 2022. In addition, Mr. Sharan is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CFO Employment Agreement provides for a grant to Mr. Sharan of 300,000 RSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 10-year term and 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of September 15, 2021, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Sharan was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Sharan was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Sharan is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CFO Employment Agreement provides for “at will employment,” and specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Sharan’s then current base salary and payment for three months of any COBRA premiums if Mr. Sharan’s employment is terminated by the Company without “Cause” (as defined in the Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Sharan has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Agreement with Zubin Irani, Chief Revenue Officer

Mr. Zubin Irani, who commenced his service as Legacy SoundHound’s Chief Revenue Officer in January 2022, pursuant to the terms of an offer letter agreement dated September 14, 2021 (the “CRO Letter Agreement”). Under the CRO letter agreement, Mr. Irani was entitled to a base salary of $300,000 per year.

In connection with his engagement, during the 2021 fiscal year, Mr. Irani received options to purchase 37,037 shares of Legacy SoundHound common stock, at an exercise price of $41.75 per share, pursuant to the 2016 Incentive Plan. As of December 21, 2021, the options had a fair value of $634,180 (calculated in accordance with Financial Accounting Standards Board ASC Topic 718).

Under Mr. Irani’s employment agreement that was entered into in June 2022 (the “June 2022 CRO Employment Agreement”), Mr. Irani received a base salary of $335,000, effective retroactively as of May 1, 2022. In addition, Mr. Irani was eligible to earn an annual incentive bonus, with a target equal to 100% of his annual base salary as then in effect, with a maximum payout at 200% of his annual base salary as then in effect. The annual bonus was determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

Under the CRO Letter Agreement, the Company agreed to recommend an award of 300,000 restricted stock units (“RSUs”) and 300,000 performance stock units (“PSUs”) on the listing date of a liquidity event (based on a converted cap table of 200 million shares). The RSU and PSU grants were made pursuant to the SoundHound AI, Inc. 2022 Incentive Award Plan and were approved by the Board and awarded as of August 4, 2022. In August 2022, Mr. Irani was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

With the exception of the August 2022 RSU grant, the Options, RSUs, and PSUs have a four-year time-based vesting schedule, with 3/48th of the award vesting on each quarter following the CRO’s hire date, subject to Mr. Irani’s continued employment through such dates. Following a change in control (as defined in the CRO letter agreement), any unvested portion of the option or RSU awards shall accelerate if the CRO is terminated without cause or terminates due to a constructive termination (each as defined in the CRO letter agreement).

The PSUs are subject to additional GAAP revenue performance-based vesting conditions, with (a) 200,000 PSUs vesting, with respect to 50,000 PSUs each, upon the first achievement of (i) $30.0 million of GAAP revenue, (ii) $100.0 million or GAAP revenue exceeds the revenue target set by the Board for fiscal year 2023, (iii) $200.0 million or GAAP revenue exceeds the revenue target set by the Board for fiscal year 2024 and (iv) $300.0 million or GAAP revenue exceeds the revenue target set by the Board for fiscal year 2025 in a trailing 12 months during the four-year PSU period; (b) 50,000 PSUs vesting upon the first achievement of the Class A Common Stock closing at a 90-day average closing price on the Nasdaq Global Market of $15.00 or higher; and (c) 50,000 PSUs vesting upon the first achievement of the Class A Common Stock closing at a 90-day average closing price on the Nasdaq Global Market of $20.00 or higher.

In addition, Mr. Irani was eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CRO Employment Agreement provided for “at will employment,” and specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Irani’s then current base salary and payment for three months of any COBRA premiums if Mr. Irani’s employment is terminated by the Company without “Cause” (as defined in the Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Irani has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Mr. Irani’s employment agreement was terminated on February 3, 2023 and Mr. Irani became an advisor.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END

The following table presents information regarding outstanding equity awards held by the Company’s Named Executive Officers as of December 31, 2022.

Option Awards
Name and Position	Grant Date	Vesting Start Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Number of Securities Underlying Unexercised Unearned Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Dr. Keyvan Mohajer, CEO	3/28/2017	3/28/2017	(1)	833,435	—	—	2.18	3/28/2027
Nitesh Sharan, CFO	9/27/2021	9/15/2021	(2)	96,460	212,217	—	7.51	9/27/2031
Zubin Irani, CRO	9/27/2021	9/15/2021	(2)	64,310	141,477	—	7.51	9/27/2031

____________

(1)      The option award was fully vested from the grant date.

(2)      The option award has a four-year vesting schedule, with 25% of the award vesting 12 months after Vesting Start Date and 3/48th of the award vesting each quarter thereafter.

Restricted Stock Awards
Name and Position (a)	Grant Date (b)	Number of Shares or Units of Stock That Have Not Vested (#) (c)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($) (d)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (e)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($) (f)
Dr. Keyvan Mohajer, CEO	6/02/2022	615,000	(2)	1,088,550	—	—
	6/02/2022	—		—	(3)	(3)
	9/07/2022	400,000	(4)	708,000	—	—

Nitesh Sharan, CFO	6/02/2022	206,250	(2)	365,063	—	—
	6/02/2022	—		—	(3)	(3)
	9/07/2022	200,000	(4)	354,000	—	—

Zubin Irani, CRO	6/02/2022	206,250	(2)	365,063	—	—
	6/02/2022	—		—	(3)	(3)
	9/07/2022	200,000	(4)	354,000	—	—

____________

(1)      The dollar amounts shown in columns (d) and (f) are determined by multiplying the number of shares or units shown in column (c) or (e), as applicable, by $1.77, the closing price of our common stock on December 31, 2022.

(2)      The restricted stock award has a four-year vesting schedule, with 1/16th of the award vesting each quarter after the vesting commencement date.

(3)      Excludes PSUs with performance goals not currently expected to be achieved.

(4)      The restricted stock award has a three-year vesting schedule, with 1/36th of the award vesting each month after the vesting commencement date.

Director Compensation

On June 2, 2022, our Board adopted and approved a director compensation policy, which provides to each of the non-employee directors (i) an annual retainer of $32,000, payable quarterly (ii) additional annual cash retainers, payable quarterly, for committee service as follows: (A) Chair of the Audit Committee: $20,000; (B) member of the Audit Committee: $10,000; (C) Chair of the Compensation Committee: $14,500; (D) member of the Compensation Committee: $7,300; (E) Chair of the Nominating and Corporate Governance Committee: $7,500; and (F) member of the Nominating and Corporate Governance Committee: $3,800; (iii) an initial grant of restricted stock units having a grant day value of $380,000, although a director may elect to receive half of the initial grant in nonqualified stock options, which initial grant shall vest over three years; (iv) an annual grant of restricted stock units having a grant day value of $165,000, which shall vest over four quarters; and (iv) travel expense reimbursement. In the event of a Change in Control (as defined in the Incentive Award Plan), any then-unvested initial grant or annual RSU grant will fully vest (and become exercisable, in the case of an option) as of immediately prior to the effective time of such transaction, subject to the outside director’s continuous board service through the effective date of such transaction.

The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Eric Ball	47,325	355,000	190,000	—	592,325
Larry Marcus	48,000	545,000	—	—	593,000
Diana Sroka	31,500	355,000	190,000	—	576,500

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock as of May 15, 2023 by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Common Stock and Class B Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 217,392,348 shares of Common Stock issued and outstanding as of May 15, 2023, which calculation includes (i) 177,656,940 shares of the Company’s Class A Common Stock and (ii) 39,735,408 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval.

In accordance with SEC rules, shares of our Class A Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after May 15, 2023 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5400 Betsy Ross Drive, Santa Clara, CA 95054. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership Table
Name of Beneficial Owners	Number of Shares of Class A Common Stock	% Class	Number of Shares of Class B Common Stock	% Class	% of Total Voting Power
Directors and Executive Officers
Dr. Keyvan Mohajer(1)	1,085,935	*	16,639,064	41.9%	29.1%
James Hom(2)	93,675	*	4,512,588	11.4%	7.9%
Larry Marcus(3)	629,111	*	—	—	*
Diana Sroka(4)	73,051	*	—	—	*
Dr. Eric Ball(5)	748,102	*	—	—	*
Dr. Seyed Majid Emami(6)	756,608	*	18,583,756	46.8%	32.5%
Timothy Stonehocker(7)	1,683,714	*	—	—	*
Nitesh Sharan(8)	375,063	*	—	—	*
Michael Zagorsek(9)	1,115,179	*	—	—	*
All directors and executive officers as a group (9 individuals)	6,560,438	3.7%	39,735,408	100.0%	70.2%
5% Holders
Global Catalyst Partners III, L.P.(10)	35,188,205	19.8%	—	—	6.1%

____________

*        Less than 1%.

(1)      Includes 833,435 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable and 55,000 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023.

(2)      Includes 19,722 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023.

(3)      Includes 4,007 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days May 15, 2023 and 595,846 shares of Class A Common Stock held by Marcus Family Trust, dated 7/8/04, of which Larry Marcus is a co-trustee. Mr. Marcus disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein. Does not include securities held of record by Walden Sprout Opportunities Fund-A, LLC because Mr. Marcus is one of three managing members of such fund, he is not deemed to be a beneficial owner of the securities held by such fund. Mr. Marcus’s business address is 2105 Woodside Rd, Woodside, CA 94062.

(4)      Includes 32,933 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of May 15, 2023 and 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023.

(5)      Includes 32,933 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of May 15, 2023, 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023, 100,020 shares of Class A Common Stock issuable upon conversion of 3,334 shares of Series A Preferred Stock which are convertible within 60 days of May 15, 2023 and 580,250 shares of Class A Common Stock held of record by the Ball Axline Living Trust (dated July 22, 2014) of which Mr. Ball is a joint trustee. Mr. Ball disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein.

(6)      Includes 666,748 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable and 19,722 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15 2023.

(7)      Includes 750,964 shares of Class A Common Stock in exchange for securities pursuant to the Merger Agreement, 802,182 shares of Class A Common Stock that are issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of May 15, 2023 and 18,472 May 15, 2023.

(8)      Includes 135,043 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of May 15, 2023, 18,750 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023 and 100,020 shares of Class A Common Stock issuable upon conversion of 3,334 shares of Series A Preferred Stock which are convertible within 60 days of May 15, 2023.

(9)      Consists of 997,229 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of May 15, 2023 and 25,000 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of May 15, 2023.

(10)    Based on Schedule 13D/A filed on May 13, 2022. Global Catalyst Venture Management III, LLC (“GCVM, III”) is the General Partner of Global Catalyst Partners III, L.P. None of the four managing members of GCVM III is deemed to have or share beneficial ownership with respect to such shares. The business address of Global Catalyst Partners III, L.P. is 309 Quinnhill Road, Los Altos, CA 94024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2022 relating to all our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (in thousands)	Weighted Average Exercise Price of Outstanding Options	Number of Granted Restricted Stock Awards Outstanding (in thousands)	Number of Securities Remaining Available for Future Issuance (in thousands)
Equity compensation plans approved by security holders	25,420	$3.74	16,716	4,570
Equity compensation plans not approved by security holders	—	$—	—	—
Total	25,420	$3.74	16,716	4,570

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:

•        SoundHound has been or is to be a participant;

•        the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of Legacy SoundHound’s total assets at year-end for the fiscal years ended December 31, 2022 and 2021; and

•        any of SoundHound or Legacy SoundHound’s directors, executive officers or holders of more than 5% of its capital stock prior to the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since January 1, 2021, in connection with the equity financing rounds in which SoundHound or Legacy SoundHound has engaged since that date, the following agreements have been entered into (all of which are with investors in such financings, including holders of more than 5% of SoundHound’s capital stock or Legacy SoundHound’s capital stock at the time of such agreements.

Amended and Restated Registration Rights Agreement

In connection with the Business Combination, certain holders of Legacy SoundHound’s capital stock entered into an amended and restated registration rights agreement prior to the consummation of the Business Combination with certain existing stockholders of ATSP with respect to the shares of Class A Common Stock they owned at the time of the consummation of the Business Combination, and with certain Legacy SoundHound stockholders. The Amended and Restated Registration Rights Agreement requires the Company to, among other things, file a resale shelf registration statement on behalf of the stockholders no later than 60 days after consummation of the Business Combination. The Amended and Restated Registration Rights Agreement also provides certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. The Company has agreed to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement. On November 10, 2022, the Registration Statement on Form S-1, initially filed with the SEC on May 16, 2022, was declared effective by the SEC, relating to the Company’s obligations under the Amended and Restated Registration Rights Agreement.

Legacy SoundHound’s Engagement of Guggenheim Securities

In February 2021, Legacy SoundHound entered into an engagement letter (the “Guggenheim Engagement Letter”) pursuant to which Legacy SoundHound engaged Guggenheim Securities to act as (a) Legacy SoundHound’s financial advisor in connection with the Business Combination and (b) Legacy SoundHound’s capital markets advisor with respect to the PIPE Investment. Upon consummation of the Business Combination, Guggenheim Securities received certain agreed upon fees in consideration of its services pursuant to the Guggenheim Engagement Letter. In addition, we have agreed to reimburse Guggenheim Securities for certain expenses and to indemnify Guggenheim Securities against certain liabilities arising out of its engagement.

The brother of Larry Marcus, one of the members of our Board, is a Senior Advisor to Guggenheim Securities, was a stockholder of Legacy SoundHound and a member of the Guggenheim Securities investment banking team engaged pursuant to the Guggenheim Engagement Letter. Mr. Marcus’ brother was an advisor to Legacy SoundHound in consideration for which advisory services he received, in 2011, options to purchase shares of Legacy SoundHound common stock. In addition, Mr. Marcus’ brother separately owns an indirect equity stake in SoundHound that represents, in aggregate with the shares of Class A Common Stock he holds after exercising the options, an equity interest of less than one half of 1% of the total outstanding capital stock of SoundHound.AI. Mr. Marcus did not participate in Legacy SoundHound’s decision to engage Guggenheim Securities and disclosed the fact that his brother would be involved in the advisory services to be provided by Guggenheim Securities to Legacy SoundHound pursuant to the Guggenheim Engagement Letter in advance of the determination by the Legacy SoundHound Board to engage Guggenheim Securities.

Financing

On or around January 20, 2023, SoundHound entered into Preferred Stock Purchase Agreements with certain investors pursuant to which the Company issued and sold to the investors an aggregate of 835,011 shares of its newly designated Series A Preferred Stock for an aggregate issue price of approximately $25 million (see “Recent Developments” in the “Prospectus Summary” for more information regarding the Transaction). Our Chief Financial Officer, Nitesh Sharan, and one of our directors, Eric Ball, each participated in the Transaction, purchasing 3,334 shares of Series A Preferred Stock each for $100,000 each.

Policies and Procedures for Related Party Transactions

In connection with the Business Combination, SoundHound has adopted a written related person transaction policy that sets forth the following policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. SoundHound’s policies and procedures are designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

A “Related Person Transaction” is a transaction, arrangement or relationship in which SoundHound or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of SoundHound’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to SoundHound as an employee or director are not covered by this policy. A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of SoundHound’s officers or one of the SoundHound’s directors;

•        any person who is known by SoundHound to be the beneficial owner of more than five percent (5%) of its voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, SoundHound’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of SoundHound’s Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to SoundHound of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, SoundHound will collect information that SoundHound deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable SoundHound to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under SoundHound’s Code of Conduct, SoundHound’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, SoundHound’s audit committee, or other independent body of SoundHound’s Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to SoundHound;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, SoundHound’s audit committee, or other independent body of SoundHound’s Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, SoundHound’s best interests and those of SoundHound’s stockholders, as SoundHound’s audit committee, or other independent body of SoundHound’s Board of Directors, determines in the good faith exercise of its discretion.

All of the transactions described in this section prior to the date of the Business Combination were entered into prior to the adoption of this policy.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement of which this prospectus is a part, and are available electronically on the website of the SEC at www.sec.gov.

Director Independence

Our Board of Directors is responsible for determining the independence of our directors. For purposes of determining director independence, our board of directors has applied the definitions set forth in NASDAQ Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our board of directors has affirmatively determined that the following directors meet the standards of independence: Dr Eric Ball, Larry Marcus and Diana Sroka.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2023

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Armanino LLP has served as our independent registered public accounting firm since 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Armanino LLP. to serve as our independent registered public accounting firm for the year ending December 31, 2023. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.

A representatives of Armanino LLP is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by Armanino LLP for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2022 and 2021 totaled $1,092,000 and $889,000, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed by Armanino LLP for the years ended December 31, 2022 and 2021.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. The aggregate fees billed by Armanino LLP for tax fees for the year ended December 31, 2022 totaled $114,000 There were no tax fees billed by Armanino LLP for the year ended December 31, 2021.

All Other Fees

There were no other fees billed by Armanino LLP for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2022 with both management and Armanino LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Armanino LLP, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Submitted by the Audit Committee of the Board of Directors

Dr. Eric Ball (Chair of the Audit Committee)
Larry Marcus
Diana Sroka

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF ARMANINO LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2023.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 177,656,940 shares of Class A Common Stock outstanding and 39,735,408 shares of Class B Common Stock outstanding. Stockholders are entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting by proxy and that have voted is required for approval of proposal 2. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2024 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2024 Annual Meeting must comply with the requirements set forth in the Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to 2024 Annual Meeting of Stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2024 Annual Meeting of Stockholders is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting of Stockholders is made in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about June 29, 2024, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than April 30, 2024 and no earlier than March 31, 2024. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2024 Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Company’s Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2024 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than April 30, 2024.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Such Report includes the Company’s audited financial statements for the 2022 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS KEYVAN MOHAJER, NITESH SHARAN AND WARREN HEIT, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SOUNDHOUND AI, INC. HELD OF RECORD BY THE UNDERSIGNED ON MAY 15, 2023, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2023, OR ANY ADJOURNMENT THEREOF.

1. Election of Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, Dr. Eric Ball, Dr. Majid Emami, Timothy Stonehocker, Nitesh Sharan and Michael Zagorsek to hold office until the 2024 Annual Meeting of Stockholders or their successors are elected and qualified.

☐ FOR ALL THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (see instructions)

☐ Keyvan Mohajer

☐ James Hom

☐ Larry Marcus

☐ Diana Sroka

☐ Eric Ball

Instructions:    to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To ratify the appointment by the Board of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOUNDHOUND AI, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Pacific Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE — You may cast your vote by telephone as follows.

Use a touch-tone telephone to transmit your voting instructions to the number provided on your proxy card up until 11:59 P.M. on June 28, 2023. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.